INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Taxes Disclosure [Abstract]
Income Taxes Disclosure

15. INCOME TAXES

The current and deferred income tax (benefit) provision for the years ended December 31, 2013, 2012 and 2011 consisted of the following (in millions):

	Year Ended December 31,
	2013	2012	2011
Federal:
Current	$631	$495	$69
Deferred	411	634	843
State:
Current	91	120	88
Deferred	(48)	(72)	(205)
Total	$1,085	$1,177	$795

The differences between income tax (benefit) provision expected at the U.S. federal statutory income tax rate of 35% and income tax (benefit) provision provided for the years ended December 31, 2013, 2012 and 2011 consisted of the following (in millions):

	Year Ended December 31,
	2013	2012	2011
Income tax provision at U.S. federal statutory rate	$1,064	$1,168	$862
State and local taxes (tax benefits), net of federal tax effects	28	31	(76)
Equity-based compensation	—	—	12
Other	(7)	(22)	(3)
Total	$1,085	$1,177	$795

The income tax provision and effective tax rate for the year ended December 31, 2013 include (i) a benefit of $77 million (of which $45 million was recorded in the fourth quarter of 2013) primarily related to changes in the tax rate applied to calculate the Company's net deferred income tax liability as a result of changes to state tax apportionment factors and (ii) a benefit of $27 million resulting from income tax reform legislation enacted in North Carolina, which, along with other changes, phases in a reduction in North Carolina's corporate income tax rate over several years.

The income tax provision and effective tax rate for the year ended December 31, 2012 include (i) a benefit of $63 million related to a change in the tax rate applied to calculate the Company's net deferred income tax liability as a result of an internal reorganization effective on September 30, 2012 (refer to Note 19 for further details regarding this reorganization), (ii) a fourth-quarter benefit of $47 million primarily related to a California state tax law change and (iii) a benefit of $46 million related to the reversal of a valuation allowance against a deferred income tax asset associated with the Company's investment in Clearwire.

During the fourth quarter of 2011, TWC completed its income tax returns for the 2010 taxable year, its first full-year income tax returns subsequent to the Separation, reflecting the income tax positions and state income tax apportionments of TWC as a standalone taxpayer. Based on these returns, the Company concluded that an approximate 65 basis point change in the estimate of the effective tax rate applied to calculate its net deferred income tax liability was required. As a result, TWC recorded a noncash income tax benefit of $178 million during the fourth quarter of 2011. Additionally, the income tax provision and effective tax rate for the year ended December 31, 2011 include net income tax expense of $14 million as a result of the impact of the reversal of deferred income tax assets associated with Time Warner stock option awards held by TWC employees, net of excess tax benefits realized upon the exercise of TWC stock options or vesting of TWC RSUs.

Significant components of TWC's deferred income tax liabilities, net, as of December 31, 2013 and 2012 consisted of the following (in millions):

	December 31,
	2013	2012
Cable franchise rights and customer relationships, net(a)	$(7,979)	$(7,675)
Property, plant and equipment	(4,157)	(4,081)
Other	(328)	(17)
Deferred income tax liabilities	(12,464)	(11,773)
Net operating loss carryforwards(b)	202	322
Tax credit carryforwards(b)	32	36
Other	494	470
Valuation allowances(c)	(28)	(18)
Deferred income tax assets	700	810
Deferred income tax liabilities, net(d)	$(11,764)	$(10,963)

——————————

  Cable franchise rights and customer relationships, net, includes deferred income tax assets of approximately $170 million as of December 31, 2012 (none as of December 31, 2013) that relate to intangible assets for which the tax basis exceeds the book basis primarily as a result of the impairment recorded in 2008. Such deferred income tax assets are expected to be realized as the Company receives tax deductions from the amortization, for tax purposes, of the intangible assets.
  Net operating loss and tax credit carryforwards expire in varying amounts through 2033. Aside from certain state tax credit carryforwards for which a valuation allowance has been established, the Company does not expect these carryforwards to expire unutilized.
  The Company's valuation allowance for deferred income tax assets recorded as of December 31, 2013 and 2012, primarily relates to certain state tax credit carryforwards. The valuation allowance is based upon the Company's assessment that it is more likely than not that a portion of the deferred income tax asset will not be realized. The net increase in the valuation allowance of $10 million during 2013 primarily relates to state tax credit carryforwards.
  Deferred income tax liabilities, net, includes current deferred income tax assets of $334 million and $317 million as of December 31, 2013 and 2012, respectively.

Changes in the Company's deferred income tax liabilities, net, from January 1 through December 31 are presented below (in millions):

	2013	2012	2011
Balance at beginning of year	$(10,963)	$(9,931)	$(9,487)
Deferred income tax provision	(363)	(562)	(638)
Business acquisitions(a)	5	(530)	65
Recorded directly to TWC shareholders’ equity as a component of:
Additional paid-in capital:
Equity-based compensation	—	—	(43)
Accumulated other comprehensive income (loss), net:
Change in accumulated unrealized losses on pension benefit obligation	(377)	100	160
Change in accumulated deferred gains (losses) on cash flow hedges	(66)	(40)	12
Balance at end of year	$(11,764)	$(10,963)	$(9,931)

——————————

  Amounts relate to the acquisition of Insight in 2013 and 2012 and NaviSite in 2011.

Uncertain Income Tax Positions

The Company recognizes income tax benefits for those income tax positions determined more likely than not to be sustained upon examination, based on the technical merits of the positions. The reserve for uncertain income tax positions is included in other liabilities in the consolidated balance sheet. Changes in the Company's reserve for uncertain income tax positions, excluding the related accrual for interest and penalties, from January 1 through December 31 are presented below (in millions):

	2013	2012	2011
Balance at beginning of year	$73	$50	$51
Additions for prior year tax positions	30	17	3
Additions for current year tax positions	19	21	8
Reductions for prior year tax positions	—	—	(1)
Lapses in statute of limitations	(3)	(3)	(5)
Settlements and reversals of timing differences	(11)	(12)	(6)
Balance at end of year	$108	$73	$50

If the Company were to recognize the benefits of these uncertain income tax positions, the income tax provision and effective tax rate would be impacted by $68 million, $50 million and $33 million, including interest and penalties and net of the federal and state benefit for income taxes, for the years ended December 31, 2013, 2012 and 2011, respectively. These benefit amounts include interest and penalties of $20 million, $15 million and $11 million for the years ended December 31, 2013, 2012 and 2011, respectively, net of the federal and state benefit for income taxes.

The impact of temporary differences and tax attributes are considered when calculating accruals for interest and penalties associated with the reserve for uncertain income tax positions. The amount accrued for interest and penalties, before the federal and state benefit for income taxes, as of December 31, 2013 and 2012 was $28 million and $22 million, respectively. The Company recognizes interest and penalties accrued on uncertain income tax positions as part of the income tax provision. The income tax provision for the years ended December 31, 2013, 2012 and 2011 includes interest and penalties, before the federal and state benefit for income taxes, of $6 million, $6 million and $1 million, respectively.

The Company has determined that it is reasonably possible that its existing reserve for uncertain income tax positions as of December 31, 2013 could decrease by up to approximately $29 million during the twelve-month period ending December 31, 2014 including (i) $14 million related to certain matters affecting the cable industry under discussion with the Internal Revenue Service (“IRS”) and (ii) $15 million related to various ongoing audits and settlement discussions with the IRS and various state and local jurisdictions.

If the Company were to recognize the benefits of these uncertain income tax positions upon a favorable resolution of these matters, the income tax provision and effective tax rate could be impacted by up to approximately $20 million, including interest and penalties and net of the federal and state benefit for income taxes. This benefit amount includes interest and penalties of approximately $10 million, net of the federal and state benefit for income taxes. The Company otherwise does not currently anticipate that its reserve for uncertain income tax positions as of December 31, 2013 will significantly increase or decrease during the twelve-month period ended December 31, 2014; however, various events could cause the Company's current expectations to change in the future.

The IRS is currently examining the Company's 2005 to 2007 income tax returns, which are periods prior to the Separation. In July 2012, the IRS started the examination of the Company's 2009 and 2010 income tax returns for periods after the Separation. The Company does not anticipate that these examinations will have a material impact on the Company's consolidated financial position or results of operations. In addition, the Company is also subject to ongoing examinations of the Company's tax returns by state and local tax authorities for various periods. Activity related to these state and local examinations did not have a material impact on the Company's consolidated financial position or results of operations in 2013, nor does the Company anticipate a material impact in the future.